FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                 Bear Stearns Mortgage Securities Trust 1998-3
                Mortgage Pass-Through Certificates, Series 1998-3
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)




                  383 Madison Avenue, New York, New York        10167
              (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on May 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.



Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          (28.52)         May 25, 2003 - Information on Distribution to
                                         Certificateholders

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   Structured Asset Mortgage Investments, Inc.
                                                (Registrant)






Date: June 9, 2003                By:  /S/ Joseph Jurkowski Jr.
                                        Joseph Jurkowski Jr.
                                        Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.

                                    FORM 8-K

                                 CURRENT REPORT





Exhibit Index


Exhibit No.           Description

(28.52)               May 25, 2003 - Information on Distribution to
                                     Certificateholders

            May 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.52
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-3



                                   Principal Amt.
                    Original        Outstanding                                                       Ending           Cumulative
 Certificate       Principal          Prior to      Interest      Interest        Principal       Principal Amount      Realized
    Class            Amount         Distribution      Rate       Distributed    Distribution        Outstanding          Losses

      A      $332,071,600.00     $3,852,929.67     4.774407%     $15,329.55     $3,852,929.67         $0.00              $0.00
      R               100.00              0.00     4.774407%          $0.00              0.00          0.00               0.00
      B-1       5,257,000.00        714,763.24     4.774407%       2,843.81        714,763.24          0.00               0.00
      B-2      13,142,815.00      1,778,620.50     4.774407%       7,076.55      1,778,620.48          0.00          19,555.13

      Total  $350,471,515.00     $6,346,313.41                   $25,249.91     $6,346,313.39         $0.00         $19,555.13



COLLATERAL INFORMATION

Group 1
-------

Cut-Off Date Balance                                                                                  $0.00

Beginning Aggregate Pool Stated Principal Balance                                             $6,346,313.41
Ending Aggregate Pool Stated Principal Balance                                                        $0.00

Beginning Aggregate Certificate Stated Principal Balance                                      $6,346,313.41
Ending Aggregate Certificate Stated Principal Balance                                                 $0.00

Beginning Aggregate Loan Count                                                                           41
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                          41
Ending Aggregate Loan Count                                                                               0

Beginning Weighted Average Loan Rate                                                               5.107173%
Ending Weighted Average Loan Rate                                                                  0.000000%

Beginning Net Weighted Average Loan Rate                                                           4.774407%
Ending Net Weighted Average Loan Rate                                                              0.000000%

Weighted Average Maturity                                                                                 0

Servicer Advances                                                                                     $0.00

Aggregate Pool Prepayment                                                                     $6,346,313.41
Pool Prepayment Rate                                                                           100.0000 CPR

Master Servicing Fees Paid                                                                          $859.54

Total Fees                                                                                          $859.54



DELINQUENCY INFORMATION

Group 1
-------


Delinquency                                    30-59 Days      60-89 Days         90+ Days           Totals
------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance                       0.00              0.00              0.00             0.00
Percentage of Total Pool Balance              0.000000%         0.000000%         0.000000%        0.000000%
Number of Loans                                      0                 0                 0                0
Percentage of Total Loans                     0.000000%         0.000000%         0.000000%        0.000000%

Foreclosure
----------

Scheduled Principal Balance                                                                            0.00
Percentage of Total Pool Balance                                                                   0.000000%
Number of Loans                                                                                           0
Percentage of Total Loans                                                                          0.000000%

REO
---

Scheduled Principal Balance                                                                            0.00
Percentage of Total Pool Balance                                                                   0.000000%
Number of Loans                                                                                           0
Percentage of Total Loans                                                                          0.000000%

Book Value of all REO Loans                                                                            0.00
Percentage of Total Pool Balance                                                                   0.000000%

Current Realized Losses                                                                                0.00
Additional Gains/Losses                                                                                0.00
Total Realized Losses                                                                             19,519.50
